NA  LEASING  SYSTEM

LEASE  AGREEMENT
CONTRACT  NUMBER.

CUSTOMER
NAME     ELGRANDE  COM  INC.

BILLING  ADDRESS  308-1040  Hamilton  Street

CITY  &  PROVINCE      Vancouver,  BC
POSTAL  CODE  V6B  2R9


CUSTOMER     PERSON  TO  CONTACT     TELEPHONE  NUMBER  FAX  NUMBER
CONTACT     MICHAEL  PAGE              713-0868           713-0872
VENDOR     NAME
SALES  REP
     TEL-PLUS  SYSTEMS
     ADDRESS
     160-13071  VANIER  PLACE.  RICHMOND.  B.C.  V6V  2J2

EQUIPMENT     QUANTITY     DESCRIPTION  (MAKE.  MODEL  AND  DESCRIPTION)
DESCRIPTION
SEE ATTACHED EQUIPMENT SCHEDULE "A" FORMING AN INTEGRAL PART OF THIS LEASE AGREEMENT

INSURANCE OPTIONS Unless Customer waives this insurance option by signing below, Customer hereby requests and authorizes Lessor to obtain replacement value insurance covering loss or damage to the Equipment. Such insurance shall he placed with an insurance company of Lessor's choice and Customer will receive an insurance certificate outlining the coverage in effect. Customer acknowledges that the periodic rental amount appearing below will he increased by 3% (minimum $5.00 increase) during the term that such coverage is in effect.

INSURANCE WAIVER. Customer hereby waives the above insurance option and agrees to obtain independent coverage at its own expense, in accordance with the Equipment risk and Insurance section on the reverse side, adding Lessor as an additional insured and showing Lessor as a co-loss payee, and further agrees to provide Lessor with evidence of such coverage within 30 days from the commencement of the Agreement and at any other time upon request.

     Insurance  option  waived  by:     Title  (s):

                                                 RENTAL
                                                 AMOUNT
LEASING      NO.     PAYMENTS  PAYMENTS WILL BE  EXCLUDING  PROVINCIAL  GOODS &             TOTAL
PARTICULARS  OF MOS            MADE IN ADVANCE   GST & PST  SALES TAX   SERVICES  PROVINCE  PAYMENT
-----------  ------  --------  ----------------  ---------  ----------  --------  --------  -------
               40      40      MONTHLY             775.00     54.25       54.25     BC      883.50
-----------  ------  --------  ----------------  ---------  ----------  --------  --------  -------

BILLING If above Rental Amount is less than $150.00, Customer hereby acknowledges that a $5.00 surcharges will be added to each Rental to cover Lessor's billing and handling expenses. Customer may avoid this billing surcharge by completing the Pre-Authorized Payment Plan section below.

PRE-AUTHORIZED Lessor is hereby authorized to periodically draw payment under its Pre-Authorized Payment Plan from the bank account specified in the
PAYMENT       Bank  Information section above and/or as outlined on the attached sample  cheque  to  cover the Rental and other amounts due under this Agreement.

                                          Authorized  Cheque  Signature(s)
Title(s):

                      PLEASE ATTACH UNSIGNED SAMPLE CHEQUE

CUSTOMER ACKNOWLEDGES HAVING READ THE TERMS AND CONDITIONS OF THIS AGEEMENT WHICH ARE SET FORTH ON THIS PAGE AND ON THE REVERSE SIDE.

EXECUTED  AS  LESSOR:

NORTH  AMERICAN  LEASE  UNDERWRITERS  INC.

BY:
Authorized  Signature

CUSTOMER     ELGRANDE.COM  INC.

The undersigned affirms that he/she is duly authorized to execute this Agreement

BY:
TITLE:
                     Authorized  Signature

BY:
TITLE:
                     Authorized  Signature
-
                             EQUIPMENT SCHEDULE "A"

To  Lease  No.----------dated  for reference the -----day of ------------, 1999.

               NORTH  AMERICAN  LEASE  UNDERWRITERS  INC.
               (herein  "Lessor")
                    and
               ELGRANDE.COM  INC.
               (herein  "Lessee")

In addition to equipment listed in the Lease or in any other Schedule, the following is included therein:

Tel-Plus  Systems
-----------------
160-13071  Vanier  Place
Richmond,  B.C.
V6V  2J2

     1     ELECTRA  ELITE  TELEPHONE  SYSTEM  CIW
     2     B64-U1O  KSU  ELITE
     1     CPUB(100)  U10  ETU
     1     MODEM  KIT  UNIT
     1     KMM(l.0)  U  KEY
     2     COID(8)  U10  ETU  CO  INTER
     3          ESI(8)  U10  ETU
     1          VMS  (4)  U10  ETU  ELITE  4  P
     1          MIFM-U10  ETU  MULTIPLE  IN
     19     DTU-16D-2  BK  TEL  SET
     1     DTU-32D-2
     1     ELECTRA  ELITE  MULTILINE
     1     MIFA-U10  ETU  MULTIPLE  IN
     1     EXP-U1O  ETU  EXPANSION  CARD
     1     VRS(4)  U10  ETU  VOICE  REC
     14     CTA-U  UNIT  COMPUTER  TAPI
     1     ELECTRA  STAT  ACD  MIS  PRO
     1     SURGE  PROTECTOR

North  American  Lease  Underwriters  Inc.          Lessee:  ELGRANDE.COM  INC.

Per:c/s
    Authorized  Signatory
Per:-------------------------------c/s
    Authorized  Signatory